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                                                                    EXHIBIT 10.2


                             AGREEMENT TO TERMINATE
                        SERVICES AND MARKETING AGREEMENT

         THIS AGREEMENT (the "AGREEMENT") is made and entered into as of this 17th day of April 2001, between RETURN.COM ONLINE, LLC, a Georgia limited liability company ("RETURN.COM"), MAIL BOXES ETC. USA, INC., a California corporation ("MBE"), and INNOTRAC CORPORATION, a Georgia corporation ("INNOTRAC").

                                   RECITALS:

         WHEREAS, MBE and Innotrac formed Return.com Online, Inc., the predecessor to Return.com (the "PREDECESSOR"), in May 2000 to serve as an internet and catalog-based returns solution, and the parties hereto entered into that certain services and marketing agreement on July 7, 2000 (the "SERVICES AND MARKETING AGREEMENT");

         WHEREAS, MBE is entering into an agreement with United Parcel Service General Services Co. ("UPS") whereby MBE is to sell substantially all of its assets to UPS;

         WHEREAS, in connection with the agreement with UPS, MBE desires to terminate the Services and Marketing Agreement;

         NOW THEREFORE, the parties, in consideration of the mutual promises, covenants and agreements set forth and contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

         1. Termination of Services and Marketing Agreement. Subject to the other provisions of this Agreement, the parties agree that the Services and Marketing Agreement is hereby terminated, effective as of the date referenced above (the "TERMINATION").

             (a)  In connection with the Termination:

                  (i) Innotrac specifically waives Section 17, "Innotrac Put
             Option," of the Services and Marketing Agreement, whereby Innotrac has the right and option to sell to MBE, and to require MBE to purchase, all, but not less than all, of Innotrac's shares of capital stock of Return.com (the "PUT OPTION"); and

                  (ii) Return.com specifically waives Section 15, "Exclusivity,"
             of the Services and Marketing Agreement, whereby MBE is prevented from directly or indirectly entering into any agreement to provide services or facilitate product returns through MBE centers, with, or actually provide services to, any person offering on-line product returns for third party merchants (other than Return.com), entering into any agreement to provide services or facilitate product returns through MBE centers with, or actually provide services to, any on-line retailer or e-tailer or any mail order catalog retailer where the relationship involves services
             substantially similar to the services offered by Return.com, and marketing,
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            promoting or recommending the services of any person offering on-line product returns for third party merchants (other than Return.com) prior to December 31, 2002.

               (b) Notwithstanding anything to the contrary in the Services and Marketing Agreement, only the last sentence of Section 5(b), the fifth sentence of Section 10(a), the last sentence of Section 10(b) and (a), (b), and
(c) of Section 13 of the Services and Marketing Agreement shall survive the Termination, and no other section of such Agreement shall survive the Termination.

         2.    Transfer of Return.com Shares.   In consideration for the
Termination, MBE agrees to transfer to Return.com 3,333,333 units of limited liability company interests it owns pursuant to the conversion of Predecessor to a limited liability company on December 28, 2000 (the "SHARES"), which Shares are evidenced by a certificate for 3,333,333 shares of common stock of Predecessor. The Shares shall be delivered to Return.com by overnight courier immediately after the date of this Agreement, together with a manually executed stock power of MBE authorizing the transfer to Return.com.

         3.    Termination of Options.   In connection with the Termination,
MBE represents that no Return.com or Predecessor options were granted at any time to any MBE employee, consultant or director and agrees to deliver a certificate of its chief financial officer to that effect.

         4.    Release by MBE.   MBE, on behalf of itself and all its
affiliates, hereby fully releases, remises, acquits, and forever discharges Return.com and Innotrac and their respective successors, members, managers, officers, directors and representatives, assigns, agents, attorneys, shareholders, employees, predecessors, affiliates and allies (collectively, the "MBE RELEASED PARTIES"), from any and all claims, suits, debts, covenants, agreements, promises, charges, complaints, damages, losses, attorney's fees, and costs or expenses of any kind whatsoever (the "CLAIMS"), whether at law or in equity, whether known or unknown, that MBE, any predecessor or successor in interest of MBE or any person or entity affiliated with MBE, now has, ever had, or might conceive in the future against any of the MBE Released Parties arising out of, occurring in connection with, or otherwise relating to (a) the Services and Marketing Agreement; or (b) that certain operating agreement entered into December 28, 2000 (the "OPERATING AGREEMENT") with Return.com and Innotrac. Notwithstanding the preceding, the MBE Released Parties shall not be released from any Claim arising in connection with this Agreement.

         5.    Release by Return.com and Innotrac.   Return.com and Innotrac,
on behalf of themselves and all of their affiliates, hereby fully release, remise, acquit, and forever discharge MBE and its respective successors, members, managers, officers, directors and representatives, assigns, agents, attorneys, shareholders, employees, predecessors, affiliates and allies (collectively, the "RETURN.COM AND INNOTRAC RELEASED PARTIES"), from any and all Claims, whether at law or in equity, whether known or unknown, that Return.com and Innotrac, any predecessor or successor in interest of them, or any person or entity affiliated



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with them, now has, ever had, or might conceive in the future against any of the Return.com and Innotrac Released Parties arising out of, occurring in connection with, or otherwise relating to (a) the Services and Marketing Agreement; or (b) the Operating Agreement. Notwithstanding the preceding, the Return.com and Innotrac Released Parties shall not be released from any Claim arising in connection with this Agreement.

         6.       Representations.

                  (a) The parties represent that each has the full power and authority to enter into this Agreement.

                  (b) The parties represent that the officers whose signatures appear below are duly elected and are authorized to enter into this Agreement on behalf of the respective party and that no other approvals (corporate or otherwise) are necessary to effectuate the matters contemplated in this Agreement.

                  (c) MBE represents that MBE owns the Shares free and clear from any and all liens and that there are no outstanding contracts, demands, commitments or other agreements or arrangements under which MBE is or may become obligated to sell, transfer, pledge hypothecate or assign any of the Shares.

                  (d) The parties represent and warrant that there has been no assignment, sale, or other transfer or disposition of any interest in any of the Claims.

         7.       Miscellaneous.

                  (a) The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to its conflicts of laws principles.

                  (b) This Agreement constitutes the sole and entire agreement between the parties with respect to the matters covered hereby. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

                  (c) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.



                             RETURN.COM ONLINE, LLC


                             By:
                                --------------------------
                                Name:
                                     ---------------------
                                Title:
                                      --------------------


                             MAIL BOXES ETC USA, INC.


                             By: Thomas K. Herskowitz
                                --------------------------
                                Name: Thomas K. Herskowitz
                                     ---------------------
                                Title: EVP
                                      --------------------


                             INNOTRAC CORPORATION


                             By:
                                --------------------------
                                Name:
                                     ---------------------
                                Title:
                                      --------------------


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.


                                       RETURN.COM ONLINE, LLC



                                       By: David L. Gamsey
                                           ------------------------------------
                                           Name:  David L. Gamsey
                                                  ------------------------------
                                           Title: CFO
                                                  ------------------------------



                                       MAIL BOXES ETC. USA, INC.



                                       By: Thomas K. Herskowitz
                                           ------------------------------------
                                           Name:  Thomas K. Herskowitz
                                                  ------------------------------
                                           Title: EVP
                                                  ------------------------------



                                       INNOTRAC CORPORATION



                                       By: David L. Gamsey
                                           ------------------------------------
                                           Name:  David L. Gamsey
                                                  ------------------------------
                                           Title: SVP & CFO
                                                  ------------------------------


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